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                                 EXHIBIT 99.02

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1993-1


                         [Exhibit Begins on Next Page]
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                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]





                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1993-1
                _______________________________________________

                Monthly Period:                     04/01/96 to
                                                    04/30/96
                Distribution Date:                  05/15/96
                Transfer Date:                      05/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September
1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of May 1,
1993 (the "Series 1993-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as
Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA
Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution
Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series
1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.


A.      Information Regarding the Current Monthly Distribution.
        -------------------------------------------------------

        1.      The total amount of the distribution
                to Certificateholders per $1,000
                original certificate principal amount               $4.83333333

        2.      The amount of the distribution set forth in
                paragraph 1 above in respect of interest on
                the Certificates, per $1,000 original
                certificate principal amount                        $4.83333333

        3.      The amount of the distribution set forth in
                paragraph 1 above in respect of principal on the
                Certificates, per $1,000 original certificate
                principal amount                                    $0.00000000
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                    Series 1993-1
Page 2

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------
    1.  Collection of Principal Receivables.
        ------------------------------------

        The aggregate amount of Collections of Principal
        Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                Principal Collection Rate      $ Amount
                       ---------------------------------------------------------
                                                   10.28%      $51,402,321.02


    2.  Collection of Finance Charge Receivables.
        ----------------------------------------
        The aggregate amount of Collections of Finance Charge
        Receivables processed during the Collection Period
        which were allocated in respect of the Certificates

                                     Finance Charge Yield      $ Amount
                       ---------------------------------------------------------
           Periodic Finance Charges                14.92%      $6,216,691.72
           Discount Receivables                     1.62%        $677,031.58
                                                   ------      -------------
             Total                                 16.54%      $6,893,723.30



    3.  Principal Receivables/Investor Percentages
        --------------------------------------------

        (a)  The aggregate amount of Principal Receivables in
             the Trust as of the last day of the
             Collection Period                                $15,407,153,743.19

        (b)  Invested Amount as of the last day of the
             Collection Period                                   $500,000,000.00

        (c)  The Invested Amount set forth in paragraph 3(b)
             above as a percentage of the aggregate amount of
             Principal Receivables set forth in paragraph
             3(a) above
                                                                          3.245%

        (d)  During the amortization Period: The Invested Amount
             as of ______ (the last day of the Revolving Period)             N/A

        (e)  The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
             Receivables set forth in paragraph 3(a) above (applied
             with respect to Principal Receivables during the
             Amortization Period)                                            N/A

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                                                 Series 1993-1
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
        4.      Delinquent Balances.
                --------------------

                The aggregate amount of outstanding balances in the
                Accounts which were delinquent as of the end of the day
                on the last day of the Collection Period
                                                                                           Aggregate
                                                                  % of Total                Account
                                                                 Outstandings               Balance
                                                           --------------------------------------------
                (a)     35 - 64 days                                    1.47%           $233,085,687.89
                (b)     65 - 94 days                                    0.95%           $150,215,281.63
                (c)     95 - 124 days                                   0.70%           $110,895,315.12
                (d)     125 - 154 days                                  0.56%            $88,035,352.92
                (e)     155 or more days                                0.90%           $142,961,233.62
                                                           --------------------------------------------
                                        Total                           4.58%           $725,192,871.18
                                                           ============================================

        5.      Monthly Investor Default Amount.
                --------------------------------

                The aggregate amount of all defaulted Principal
                Receivables written off as uncollectible during the
                Collection Period allocable to the Invested Amount
                (the "Monthly Investor Default Amount")                                   $2,024,935.13


        6.      Investor Charge-Offs & Reimbursements of Charge-Offs.
                -----------------------------------------------------

                (a)     The aggregate amount of Investor Charge-Offs
                        during the Collection Period                                              $0.00

                (b)     The amounts set forth in paragraph 6(a) above, per
                        $1,000 original certificate principal amount (which
                        will have the effect of reducing, pro rata, the
                        amount of each Certificateholder's investment)                            $0.00

                (c)     The aggregate amount of Investor Charge-Offs
                        reimbursed during the Collection Period                                   $0.00

                (d)     The amounts set forth in paragraph 6(c) above, per
                        $1,000 original certificate principal amount (which
                        will have the effect of increasing, pro rata, the
                        amount of each Certificateholder's investment)                            $0.00

        7.      Investor Servicing Fee.
                -----------------------

                The amount of the Investor Monthly Servicing Fee payable
                by the Trust to the Servicer for the Collection Period                      $625,000.00

        8.      Withdrawal from Cash Collateral Amount.
                ---------------------------------------

                The amount to withdrawn from Cash Collateral Account
                on the related Distribution date.                                                 $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1993-1
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        9.      Cash Collateral Amount.
                -----------------------

                The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                        Total                     $70,000,000.00

                The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                        Total                     $70,000,000.00

        11.     Funds on Deposit in Cash Collateral Account
                -------------------------------------------

                The aggregate amount of funds on deposit in the
                Cash Collateral Account pursuant to Section
                2.11(a)(vii) of the Amended Loan Agreement on such
                Distribution Date                                          $0.00


        12.     Series 1993-1 Guaranty Amount
                -----------------------------

                (a)     The Available Series 1993-1 Guaranty
                        Amount on such Distribution Date          $10,000,000.00

                (b)     The Required Series 1993-1 Guaranty
                        Amount on such Distribution Date          $10,000,000.00


        13.     The Available Series 1993-1 Loan Amount
                ---------------------------------------

                The Available Series 1993-1 Loan Amount
                on such Distribution Date                         $60,000,000.00


        14.     The Pool Factor.
                ----------------

                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                                      1.00000000
        15.     The Portfolio Yield
                -------------------

                The Portfolio Yield for the related Monthly Period        11.69%


        16.     The Base Rate
                -------------

                The Base Rate for the related Monthly period               7.80%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                       FIRST USA BANK
                                       as Servicer

                                       By:  /s/ Steven L. McDonald
                                            ------------------------------------
                                            Steven L. McDonald
                                            Senior Vice President